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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 18, 1998



                              Office Depot, Inc.
            (Exact Name of Registrant as Specified in its Charter)



            Delaware                  1-10948                59-2663954
 (State or Other Jurisdiction     (Commission File          (IRS Employer
      of Incorporation)               Number)          Identification Number)





          2200 Old Germantown Road                              33445
           Delray Beach, Florida                              (Zip Code)
 (Address of Principal Executive Offices)



                               (561) 266-4800
             (Registrant's telephone number, including area code)




                                None
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   Other Events.

          On May 18, 1998, Office Depot, Inc., a Delaware corporation ("Office Depot"), agreed to merge (the "Merger") VK Acquisition Corp., a California corporation and a wholly owned subsidiary of Office Depot ("Merger Sub"), with and into Viking Office Products, Inc., a California corporation ("Viking"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 18, 1998 among Office Depot, Merger Sub and Viking. In the Merger, each share of Viking's common stock, no par value ("Viking Common Stock"), will be converted into one share of Office Depot's common stock, par value $0.01 per share ("Office Depot Common Stock"). Office Depot and Viking issued a joint press release announcing the execution of the Merger Agreement on May 18, 1998, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

          The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and be accounted for as a pooling of interests.

          Consummation of the Merger is subject to various conditions, including: (i) receipt of necessary approvals by the stockholders of each of Office Depot and Viking; (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of requisite regulatory approvals from foreign and domestic regulatory authorities; (iii) registration of the shares of Office Depot Common Stock to be issued in connection with the Merger under the Securities Act of 1933, as amended, and the listing of such shares on the New York Stock Exchange; and (iv) receipt by both parties of a letter from its accountants regarding the propriety of pooling treatment.

          In connection with the Merger Agreement, Office Depot and Viking entered into the Viking Stock Option Agreement and the Office Depot Stock Option Agreement (together the "Stock Option Agreements"), each dated as of May 18, 1998, pursuant to which each of Office Depot and Viking has granted to the other the right to purchase up to 19.9% of the outstanding shares of Office Depot and Viking, respectively. The options granted pursuant to the Stock Option Agreements are exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing.

          The foregoing summary of the Merger Agreement and the Stock Option Agreements is qualified in its entirety by reference to the text of the Merger Agreement and the Stock Option Agreements, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 hereto and which are incorporated herein by reference.
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ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits


          (a) - (b)  Not Applicable.

          (c)  Exhibits.

          2.1 Agreement and Plan of Merger dated as of May 18, 1998 among Office Depot, Inc., VK Acquisition Corp. and Viking Office Products, Inc.

          10.1 Office Depot Stock Option Agreement dated as of May 18, 1998 between Office Depot, Inc., as grantor, and Viking Office Products, Inc., as grantee

          10.2 Viking Stock Option Agreement dated as of May 18, 1998 between Viking Office Products, Inc., as grantor, and Office Depot, Inc., as grantee

          99.1 Text of joint press release dated May 18, 1998, issued by Office Depot, Inc. and Viking Office Products, Inc.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 21, 1998      By:  /s/ Barry Goldstein
                          Name:   Barry Goldstein
                          Title:  Executive Vice President
                                  and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number                   Description of Exhibit

      2.1 Agreement and Plan of Merger dated as of May 18, 1998 among Office Depot, Inc., VK Acquisition Corp. and Viking Office Products, Inc.

     10.1        Office Depot Stock Option Agreement dated as of
                 May 18, 1998 between Office Depot, Inc., as grantor, and Viking Office Products, Inc., as grantee

     10.2 Viking Stock Option Agreement dated as of May 18, 1998 between Viking Office Products, Inc., as grantor, and Office Depot, Inc., as grantee

     99.1 Text of joint press release dated May 18, 1998, issued by Office Depot, Inc. and Viking Office Products, Inc.